UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     August 14, 2002

Dana Corporation
(Exact name of registrant as specified in its charter)

Virginia	1-063	34-4361040
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (419) 535-4500

Item 9. Regulation FD Disclosure.
SIGNATURES
Exhibit A
Exhibit B

Item 9. Regulation FD Disclosure.

     Pursuant to Securities and Exchange Commission Order No. 4-460, on August 14, 2002, Dana Corporation’s Chief Executive Officer, Joseph M. Magliochetti, delivered to the Commission a “Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings,” and Dana Corporation’s Chief Financial Officer, Robert C. Richter, delivered to the Commission a “Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.” Copies of those Statements are attached to this report as Exhibits A and B.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dana Corporation (Registrant)

Date: August 14, 2002	By:	/s/ Michael L. DeBacker Michael L. DeBacker Vice President, General Counsel and Secretary

Exhibit A

Statement Under Oath of Principal Executive Officer
Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Joseph M. Magliochetti, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Dana Corporation, and, except as corrected or supplemented in a subsequent covered report:

•	no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•	no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company’s audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2001, of Dana Corporation;

•	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Dana Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

/s/ Joseph M. Magliochetti Joseph M. Magliochetti August 14, 2002	Subscribed and sworn to before me this 14th day of August, 2002.

/s/ Pamela W. Fletcher Notary Public My Commission Expires: My Commission has no expiration date.

Exhibit B

Statement Under Oath of Principal Financial Officer
Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Robert C. Richter, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Dana Corporation, and, except as corrected or supplemented in a subsequent covered report:

•	no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•	no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company’s audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2001, of Dana Corporation;

•	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Dana Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

/s/ Robert C. Richter Robert C. Richter August 14, 2002	Subscribed and sworn to before me this 14th day of August, 2002.

/s/ Pamela W. Fletcher Notary Public My Commission Expires: My Commission has no expiration date.